Exhibit 99.1
Investor Relations Contact
Jonathan Vaas
Adobe
ir@adobe.com
Public Relations Contact
Ashley Levine
Adobe
aslevine@adobe.com
FOR IMMEDIATE RELEASE
Adobe Reports Record Q4 and Fiscal 2021 Revenue;
Company Outlines Strategy for Next Decade of Growth
Company reports first $3 billion Digital Media and first $1 billion Digital Experience revenue quarter; and exceeds $2 billion in operating cash flows in the quarter
SAN JOSE, Calif. – Dec. 16, 2021 - Adobe (Nasdaq:ADBE) today reported financial results for its fourth quarter and fiscal year 2021 ended Dec. 3, 2021.
“Adobe’s record performance in Q4 resulted in fiscal 2021 revenue exceeding $15 billion,” said Shantanu Narayen, chairman and CEO, Adobe. “Adobe’s vision, category leadership, ground-breaking technology and large and loyal customer base position us well for fiscal 2022 and beyond.”
“Adobe’s financial performance in fiscal 2021 was outstanding, with top-line acceleration resulting in more than $7 billion in operating cash flows,” said Dan Durn, executive vice president and CFO, Adobe. “With an estimated $205 billion addressable market, we are well positioned for significant growth in the years ahead with our industry-leading products and platforms.”
Fourth Quarter Fiscal Year 2021 Financial Highlights
•Adobe achieved record revenue of $4.11 billion in its fourth quarter of fiscal year 2021, which represents 20 percent year-over-year growth. Diluted earnings per share was $2.57 on a GAAP basis and $3.20 on a non-GAAP basis.
•Digital Media segment revenue was $3.01 billion, which represents 21 percent year-over-year growth. Creative revenue grew to $2.48 billion, representing 19 percent year-over-year growth. Document Cloud revenue was $532 million, representing 29 percent year-over-year growth.
•Digital Media Annualized Recurring Revenue (“ARR”) increased $571 million quarter over quarter to $12.24 billion exiting the quarter, including the addition of enterprise ARR of Frame.io, which closed on October 7, 2021. Creative ARR grew to $10.30 billion. Total enterprise ARR for Frame.io, including business closed by Adobe, exiting the quarter was approximately $29 million. Document Cloud ARR grew to $1.93 billion.
•Digital Experience segment revenue was $1.01 billion, representing 23 percent year-over-year growth. Digital Experience subscription revenue was $886 million, representing 27 percent year-over-year growth.
•GAAP operating income in the fourth quarter was $1.50 billion, and non-GAAP operating income was $1.86 billion. GAAP net income was $1.23 billion, and non-GAAP net income was $1.54 billion.
•Cash flows from operations were a record $2.05 billion.
•Remaining Performance Obligations (“RPO”) exiting the quarter were $13.99 billion, representing 23 percent year-over-year growth.
•Adobe repurchased approximately 1.6 million shares during the quarter.

Fiscal Year 2021 Financial Highlights
•Adobe achieved record annual revenue of $15.79 billion in fiscal year 2021, which represents 23 percent year-over-year growth.
•The company reported annual GAAP diluted earnings per share of $10.02 and non-GAAP diluted earnings per share of $12.48.
•Digital Media segment revenue was $11.52 billion, which represents 25 percent year-over-year growth. Creative revenue grew to $9.55 billion, representing 23 percent year-over-year growth. Document Cloud revenue was $1.97 billion, representing 32 percent year-over-year growth. Digital Media ARR grew by $1.98 billion during the year.
•Digital Experience segment revenue was $3.87 billion, representing 24 percent year-over-year growth. Digital Experience subscription revenue was $3.38 billion, representing 27 percent year-over-year growth.
•GAAP operating income was $5.80 billion, growing 37 percent year over year, and non-GAAP operating income was $7.26 billion, growing 31 percent year over year. GAAP net income was $4.82 billion, and non-GAAP net income was $6.00 billion.
•Adobe generated a record $7.23 billion in operating cash flows during the year.
•Adobe repurchased approximately 7.2 million shares during the year.
Adobe to Host Financial Analyst Meeting
Today, Adobe will host its annual financial analyst meeting together with its fourth quarter fiscal year 2021 earnings conference call. In addition to sharing its financial outlook, Adobe’s executive team will outline the company’s vision, strategies and opportunities across Adobe Creative Cloud, Adobe Document Cloud and Adobe Experience Cloud. As part of the financial analyst meeting, Adobe is announcing that it expects its total addressable market to expand to approximately $205 billion by 2024.
The meeting will be hosted virtually on Adobe’s investor relations website at 8:00 a.m. Pacific Time. Earnings documents, including Adobe management’s prepared slides and an investor datasheet are posted to Adobe’s investor relations website in advance of the conference call for reference.
Adobe Provides Fiscal Year and First Quarter 2022 Financial Targets
Adobe’s fiscal year 2022 and first quarter fiscal year 2022 targets factor in the following:
•The strengthening of the U.S. Dollar against foreign currencies; and
•The return to a 13-week first quarter and a 52-week fiscal year from fiscal 2021, which included an extra week in Q11,2.
The following table summarizes Adobe’s fiscal year 2022 targets:

Total revenue	~$17.90 billion
Digital Media annualized recurring revenue (ARR)	~$1.90 billion of net new ARR
Digital Media segment revenue (Y/Y growth)	~14%	~17% (Adjusted3)
Digital Experience segment revenue (Y/Y growth)	~14%	~17% (Adjusted3)
Digital Experience subscription revenue (Y/Y growth)	~16%	~19% (Adjusted3)
Tax rate	GAAP: ~17.5%	Non-GAAP: ~17%
Earnings per share[4]	GAAP: ~$10.25	Non-GAAP: ~$13.70
The following table summarizes Adobe’s first quarter fiscal year 2022 targets:

Total revenue	~$4.23 billion[1]
Digital Media annualized recurring revenue (ARR)	~$400 million of net new ARR[2]
Digital Media segment revenue (Y/Y growth)	~8%	~17% (Adjusted3)
Digital Experience segment revenue (Y/Y growth)	~11%	~18% (Adjusted3)
Digital Experience subscription revenue (Y/Y growth)	~13%	~20% (Adjusted3)
Tax rate	GAAP: ~16%	Non-GAAP: ~17%
Earnings per share[4]	GAAP: ~$2.63	Non-GAAP: ~$3.35

Forward-Looking Statements, Non-GAAP and Other Disclosures
This press release contains forward-looking statements, including those related to business momentum, the effects of the COVID-19 pandemic on our business and results of operations, our market opportunity, market trends, current macroeconomic conditions, customer success, revenue, operating margin, seasonality, annualized recurring revenue, tax rate on a GAAP and non-GAAP basis, earnings per share on a GAAP and non-GAAP basis, and share count, all of which involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to: failure to compete effectively, failure to develop, acquire, market and offer products and services that meet customer requirements, introduction of new technology, information security and privacy, potential interruptions or delays in hosted services provided by us or third parties, macroeconomic conditions and economic impact of the COVID-19 pandemic, risks associated with cyber-attacks, complex sales cycles, risks related to the timing of revenue recognition from our subscription offerings, fluctuations in subscription renewal rates, failure to realize the anticipated benefits of past or future acquisitions, failure to effectively manage critical strategic third-party business relationships, changes in accounting principles and tax regulations, uncertainty in the financial markets and economic conditions in the countries where we operate, and other various risks associated with being a multinational corporation. For a discussion of these and other risks and uncertainties, please refer to Adobe’s Annual Report on Form 10-K for our fiscal year 2020 ended Nov. 27, 2020, and Adobe's Quarterly Reports on Form 10-Q issued in fiscal year 2021.
The financial information set forth in this press release reflects estimates based on information available at this time. These amounts could differ from actual reported amounts stated in Adobe’s Annual Report on Form 10-K for our fiscal year ended Dec. 3, 2021, which Adobe expects to file in January 2022. Adobe assumes no obligation to, and does not currently intend to, update these forward-looking statements.
A reconciliation between GAAP and non-GAAP earnings results and financial targets is provided at the end of this press release and on Adobe’s investor relations website.
1Additional week in the first quarter of fiscal year 2021 contributed approximately $267 million of total Adobe revenue.
2Additional week in the first quarter of fiscal year 2021 contributed approximately $25 million of net new Digital Media ARR.
3Adjusted to account for the extra week in first quarter fiscal year 2021 and to show growth rates in constant currency.
4Targets assume share count of ~477 million for fiscal year 2022 and ~479 million for first quarter fiscal year 2022.

About Adobe
Adobe is changing the world through digital experiences. For more information, visit www.adobe.com.
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©2021 Adobe. All rights reserved. Adobe, Creative Cloud, Document Cloud and the Adobe logo are either registered trademarks or trademarks of Adobe (or one of its subsidiaries) in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In millions, except per share data; unaudited)

	Three Months Ended		Year Ended
	December 3, 2021	November 27, 2020	December 3, 2021	November 27, 2020
Revenue:
Subscription	$3,812	$3,115	$14,573	$11,626
Product	128	127	555	507
Services and other	170	182	657	735
Total revenue	4,110	3,424	15,785	12,868

Cost of revenue:
Subscription	378	283	1,374	1,108
Product	12	10	41	36
Services and other	117	135	450	578
Total cost of revenue	507	428	1,865	1,722

Gross profit	3,603	2,996	13,920	11,146

Operating expenses:
Research and development	657	558	2,540	2,188
Sales and marketing	1,131	941	4,321	3,591
General and administrative	274	243	1,085	968
Amortization of intangibles	40	39	172	162
Total operating expenses	2,102	1,781	8,118	6,909

Operating income	1,501	1,215	5,802	4,237

Non-operating income (expense):
Interest expense	(28)	(27)	(113)	(116)
Investment gains (losses), net	(4)	6	16	13
Other income (expense), net	(1)	3	—	42
Total non-operating income (expense), net	(33)	(18)	(97)	(61)
Income before income taxes	1,468	1,197	5,705	4,176
Provision for (benefit from) income taxes	235	(1,053)	883	(1,084)
Net income	$1,233	$2,250	$4,822	$5,260
Basic net income per share	$2.59	$4.69	$10.10	$10.94
Shares used to compute basic net income per share	476	479	477	481
Diluted net income per share	$2.57	$4.64	$10.02	$10.83
Shares used to compute diluted net income per share	480	484	481	485

Condensed Consolidated Balance Sheets
(In millions; unaudited)

	December 3, 2021	November 27, 2020
ASSETS

Current assets:
Cash and cash equivalents	$3,844	$4,478
Short-term investments	1,954	1,514
Trade receivables, net of allowances for doubtful accounts of $16 and $21, respectively	1,878	1,398
Prepaid expenses and other current assets	975	756
Total current assets	8,651	8,146

Property and equipment, net	1,673	1,517
Operating lease right-of-use assets, net	443	487
Goodwill	12,721	10,742
Other intangibles, net	1,820	1,359
Deferred income taxes	1,085	1,370
Other assets	848	663
Total assets	$27,241	$24,284

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$312	$306
Accrued expenses	1,736	1,422
Deferred revenue	4,733	3,629
Income taxes payable	54	63
Operating lease liabilities	97	92
Total current liabilities	6,932	5,512

Long-term liabilities:
Debt	4,123	4,117
Deferred revenue	145	130
Income taxes payable	534	529
Deferred income taxes	5	10
Operating lease liabilities	453	499
Other liabilities	252	223
Total liabilities	12,444	11,020

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in-capital	8,428	7,357
Retained earnings	23,905	19,611
Accumulated other comprehensive income (loss)	(137)	(158)
Treasury stock, at cost	(17,399)	(13,546)
Total stockholders’ equity	14,797	13,264
Total liabilities and stockholders’ equity	$27,241	$24,284

Condensed Consolidated Statements of Cash Flows
(In millions; unaudited)

	Three Months Ended
	December 3, 2021	November 27, 2020
Cash flows from operating activities:
Net income	$1,233	$2,250
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	205	190
Stock-based compensation	269	233
Unrealized investment (gains) losses, net	7	(7)
Other non-cash adjustments	87	(1,192)
Changes in deferred revenue	482	310
Changes in other operating assets and liabilities	(235)	(2)
Net cash provided by operating activities	2,048	1,782

Cash flows from investing activities:
Purchases, sales and maturities of short-term investments, net	(423)	(22)
Purchases of property and equipment	(81)	(103)
Purchases and sales of long-term investments, intangibles and other assets, net	(5)	(6)
Acquisitions, net of cash acquired	(1,212)	—
Net cash used for investing activities	(1,721)	(131)

Cash flows from financing activities:
Repurchases of common stock	(1,000)	(850)
Taxes paid related to net share settlement of equity awards, net of proceeds from treasury stock re-issuances	(116)	(82)
Other financing activities, net	38	(8)
Net cash used for financing activities	(1,078)	(940)
Effect of exchange rate changes on cash and cash equivalents	(28)	—
Net increase (decrease) in cash and cash equivalents	(779)	711
Cash and cash equivalents at beginning of period	4,623	3,767
Cash and cash equivalents at end of period	$3,844	$4,478

Non-GAAP Results
(In millions, except per share data)
The following table shows Adobe’s GAAP results reconciled to non-GAAP results included in this release.

	Three Months Ended			Year Ended
	December 3, 2021	November 27, 2020	September 3, 2021	December 3, 2021	November 27, 2020
Operating income:

GAAP operating income	$1,501	$1,215	$1,441	$5,802	$4,237
Stock-based and deferred compensation expense	265	239	287	1,107	924
Amortization of intangibles	91	84	83	350	360
Non-GAAP operating income	$1,857	$1,538	$1,811	$7,259	$5,521

Net income:

GAAP net income	$1,233	$2,250	$1,212	$4,822	$5,260
Stock-based and deferred compensation expense	265	239	287	1,107	924
Amortization of intangibles	91	84	83	350	360
Investment (gains) losses, net	4	(6)	(7)	(16)	(13)
Income tax adjustments	(57)	(1,204)	(79)	(260)	(1,628)
Non-GAAP net income	$1,536	$1,363	$1,496	$6,003	$4,903

Diluted net income per share:

GAAP diluted net income per share	$2.57	$4.64	$2.52	$10.02	$10.83
Stock-based and deferred compensation expense	0.55	0.49	0.60	2.30	1.90
Amortization of intangibles	0.19	0.17	0.17	0.73	0.74
Investment (gains) losses, net	0.01	(0.01)	(0.01)	(0.03)	(0.03)
Income tax adjustments	(0.12)	(2.48)	(0.17)	(0.54)	(3.34)
Non-GAAP diluted net income per share	$3.20	$2.81	$3.11	$12.48	$10.10

Shares used in computing diluted net income per share	480	484	481	481	485

Reconciliation of GAAP to Non-GAAP Financial Targets
(Shares in millions)
The following tables show Adobe's annual fiscal year 2022 financial targets reconciled to the non-GAAP financial targets included in this release.

Fiscal 2022	Digital Media segment revenue	Digital Experience segment revenue	Digital Experience subscription revenue
	(Y/Y growth)	(Y/Y growth)	(Y/Y growth)
GAAP Target	14%	14%	16%
Impact of extra week in fiscal year 2021	2	2	2
Constant currency impact	1	1	1
Adjusted Target	17%	17%	19%

Fiscal Year 2022
Diluted net income per share:

GAAP diluted net income per share	$10.25
Stock-based and deferred compensation expense	3.25
Amortization of intangibles	0.83
Income tax adjustments	(0.63)
Non-GAAP diluted net income per share	$13.70

Shares used to compute diluted net income per share	477

Fiscal Year 2022
Effective income tax rate:

GAAP effective income tax rate	17.5%
Stock-based and deferred compensation expense	(0.9)
Amortization of intangibles	(0.1)
Income tax adjustments	0.5
Non-GAAP effective income tax rate	17.0%

Reconciliation of GAAP to Non-GAAP Financial Targets (continued)
(Shares in millions)
The following tables show Adobe's first quarter fiscal year 2022 financial targets reconciled to the non-GAAP financial targets included in this release.

First Quarter Fiscal 2022	Digital Media segment revenue	Digital Experience segment revenue	Digital Experience subscription revenue
	(Y/Y growth)	(Y/Y growth)	(Y/Y growth)
GAAP Target	8%	11%	13%
Impact of extra week in fiscal year 2021	8	7	7
Constant currency impact	1	0	0
Adjusted Target	17%	18%	20%

First Quarter Fiscal 2022
Diluted net income per share:

GAAP diluted net income per share	$2.63
Stock-based and deferred compensation expense	0.70
Amortization of intangibles	0.21
Income tax adjustments	(0.19)
Non-GAAP diluted net income per share	$3.35

Shares used to compute diluted net income per share	479

First Quarter Fiscal 2022
Effective income tax rate:

GAAP effective income tax rate	16.0%
Stock-based and deferred compensation expense	(0.9)
Amortization of intangibles	(0.1)
Income tax adjustments	2.0
Non-GAAP effective income tax rate	17.0%

Use of Non-GAAP Financial Information
Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe's operating results. Adobe believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows institutional investors, the analyst community and others to better understand and evaluate our operating results and future prospects in the same manner as management.
Adobe's management believes it is useful for itself and investors to review, as applicable, both GAAP information as well as non-GAAP measures, which may exclude items such as stock-based and deferred compensation expenses, amortization of intangibles, investment gains and losses, the related tax impact of all of these items, income tax adjustments, and the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes. Adobe uses these non-GAAP measures in order to assess the performance of Adobe's business and for planning and forecasting in subsequent periods. Whenever such a non-GAAP measure is used, Adobe provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.